UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017

CATALYST BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Littlefield Ave. South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

(650) 266-8674

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On November 16, 2017, Catalyst Biosciences, Inc., a Delaware corporation (the “Company”) entered into an office lease agreement (the “Lease Agreement”) with BXP 611 Gateway Center LP, a Delaware limited partnership (the “Landlord”) to lease approximately 8,606 rentable square feet of space located on the seventh (7th) floor of 611 Gateway Boulevard, South San Francisco, California (the “Premises”).

The term of the Lease Agreement (“the Lease Term”) is five (5) years and two (2) months. The Lease Term start date (the “Commencement Date”) shall be the earlier of (i) the date the Company commences to conduct business on the Premises, and (ii) the later of (a) March 1, 2018 (as may be extended by Landlord Delay, as defined in the Lease Agreement) and (b) the completion of certain construction improvement projects on the Premises, as described in the Lease Agreement.

Base rent (the “Base Rent”) for the first year of the Lease Term is approximately $356,288, with an increase in annual base rent of approximately 3% in each subsequent year of the Lease Term. In addition to the Base Rent, the Company shall pay a share of the annual Building Direct Expenses (as defined in the Lease Agreement) and Capital Expenses (as defined in the Lease Agreement). The Lease Agreement also provides a tenant improvement allowance in the amount of $430,300 and, at the Company’s election, an additional tenant improvement allowance of up to $86,060.

The above description of the Lease Agreement is qualified in its entirety by reference to the full text of the Lease Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Lease Agreement, by and between BXP 611 Gateway Center, LP and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: November 17, 2017	/s/ Nassim Usman, Ph.D.
Nassim Usman, Ph.D.
President and Chief Executive Officer